UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 20, 2009

PROSPERO GROUP
(Exact name of registrant as specified in its chapter)

Nevada	000-50429	33-1059313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York		10022-2511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (239) 243-0782

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Previous independent accountants

(i)	On June 5, 2009, Lawrence Scharfman & Co, CPA PC resigned as the independent accountants of Prospero Group. (“Prospero”).

(ii)

The report of RBSM on the financial statements for the fiscal year ended March 31, 2008, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. The report of RBSM on the financial statements for the fiscal year ended March 31, 2008 and for the period from July 23, 2002 (Date of Inception) to March 31, 2008 contained an explanatory paragraph related to substantial doubt about the Company’s ability to continue as a going concern.

(iii)	Prospero’s Board of Directors did recommend to change independent accountants as the former accountant’s registration was revoked by the PCAOB.

(iv)

In connection with its audits for the fiscal year ended March 31, 2008, and through December 31, 2008, there have been no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

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(b)	New independent accountants Prospero Group’s Board of Director’s signed a letter of engagement with Larry O'Donnell, CPA, P.C. on June 5, 2009

Item 9.01.  Exhibits.

(c)  Exhibits

Exhibit	Description

16	Letter to Securities and Exchange Commission dated August 21, 2009 regarding change in certifying accountant	To be filed later

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Prospero Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PROSPERO GROUP

By: /s/ Hubert L. Pinder

Chief Financial Officer

Dated: August 20, 2009